UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2011

Date of reporting period:	January 1, 2011 — June 30, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

# Putnam Variable Trust

6|30|11

Semiannual report

Putnam VT
Money Market Fund

Putnam INVESTMENTS

Message from the Trustees

Dear Fellow Shareholder:

In early August, equity markets around the world were rocked by indications of slowing economic growth and worsening debt issues in Europe and the United States. Significantly, Standard & Poor’s downgraded U.S. sovereign debt to AA+ from AAA on August 5. While Putnam’s investment team believes the downgrade will have limited immediate impact on the real economy, it is important to recognize that market volatility has risen in the near term.

Long-term investors are wise to seek the counsel of their financial advisors during volatile times and to remember that market volatility historically has served as an opportunity for nimble managers to both guard against risk and pursue new opportunities. We believe that many investment opportunities still exist today, and that Putnam’s active, research-intensive investment approach offers shareholders a potential advantage in this environment.

We would like to thank John A. Hill, who has served as Chairman of the Trustees since 2000 and who continues on as a Trustee, for his service. We are pleased to announce that Jameson A. Baxter is the new Chair, having served as Vice Chair since 2005 and a Trustee since 1994. Ms. Baxter is President of Baxter Associates, Inc., a private investment firm, and Chair of the Mutual Fund Directors Forum. In addition, she serves as Chair Emeritus of the Board of Trustees of Mount Holyoke College, Director of the Adirondack Land Trust, and Trustee of the Nature Conservancy’s Adirondack Chapter.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Performance summary (as of 6/30/11)

Investment objective

As high a rate of current income as management believes is consistent with preservation of capital and maintenance of liquidity

Net asset value June 30, 2011

Class IA: $1.00	Class IB: $1.00

Total return at net asset value
			Lipper VT Money
			Market Funds
(as of 6/30/11)	Class IA shares*	Class IB shares†	Category Average

6 months	0.00%	0.00%	–0.01%

1 year	0.02	0.02	–0.01

5 years	11.11	10.26	9.94
Annualized	2.13	1.97	1.91

10 years	22.08	19.62	20.39
Annualized	2.02	1.81	1.87

Life	148.64	143.35	147.81
Annualized	3.97	3.87	3.96

Current yield (as of 6/30/11)

7-day yield
(without subsidy)	–0.29%	–0.54%

7-day yield
(with subsidy)	0.01%	0.01%

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: February 1, 1988.

† Class inception date: April 30, 1998.

The 7-day yield is the most common gauge for measuring money market mutual fund performance. Yield reflects current performance more closely than total return.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Portfolio holdings and allocations may vary over time. Allocations are represented as a percentage of net assets as of 6/30/11. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes.

Putnam VT Money Market Fund 1

Report from your fund’s managers

How did the fund perform for the six months ended June 30, 2011?

After an encouraging start to 2011, the positive momentum of the global economy and the financial markets slowed in the spring of 2011, when several developments pushed investors to reassess their expectations. Mixed economic indicators, Europe’s sovereign debt crisis, geopolitical tensions, and inflationary pressures in China contributed to a more subdued atmosphere later in the reporting period.

Amid the increased uncertainty, we maintained Putnam VT Money Market Fund’s conservative, high-quality focus and avoided the distressed sectors of the money market. The fund performed in line with the current interest-rate environment, which has been defined, in large measure, by the Federal Reserve Board’s [the Fed’s] decision to hold its benchmark federal funds rate steady in the 0%-to-0.25% range for 30 months since December 2008. While the Fed’s action was designed to promote liquidity in the financial system and stimulate economic growth, it has resulted in returns and yields on money market securities that have hovered at historic lows.

What were the concerns weighing on money markets during the period?

During the second quarter of 2011, much discussion in the press focused on risk relating to money market funds and their exposure to Greek debt. In fact, the money-market fund industry and regulators proactively addressed better regulation and transparency in 2010, with the Security and Exchange Commission’s adoption of changes to Rule 2a-7, which regulates money market funds. The amendments, which went into effect in May 2010, provide investors further protection by shortening duration and mandating minimum liquidity requirements. The fund does not have any direct exposure to Greece’s banks.

Regulators and industry participants continue to evaluate different proposals to further strengthen money market funds. The options being discussed have included floating the net asset value, creating a liquidity bank for funds, or funding a capital buffer to absorb losses a fund might take when selling securities. We hope to see progress on these issues before year-end.

Were there any major shifts in the fund’s strategy?

During the period, the London Interbank Offered Rate [LIBOR] indexes marginally tightened as concerns about Europe’s sovereign debt crisis and stalled budget talks in the United States resulted in increased demand for high-quality liquid securities. We continued to seek out opportunities in certain banking sectors as well as structured issues in the asset-backed commercial paper market that we felt would outperform Treasuries. However, with some uncertainty still present in the money market universe, we believe shareholders need to be properly compensated for their commensurate risk. Thus, we only added to these holdings when we were comfortable with the underlying fundamentals of the issuers. The fund continues to hold investments in liquid securities, such as U.S. Treasuries, government agencies, and repurchase agreements.

Which holdings exemplified your strategy during the period?

In the banking sector, the fund held large, creditworthy banks with tight maturity limits, such as Bank of Nova Scotia, National Australia Bank, Ltd., and JPMorgan Chase, the last of which we sold before period-end. Looking at underlying bank fundamentals, we continue to see an improving picture. Asset-quality measures are showing improving trends. Profits are being retained and are helping to build capital levels. These positive developments are somewhat offset by the banks’ underlying revenue weakness resulting from soft loan demand, pressured interest margins, lower capital markets volume, and ongoing regulatory pressure on fee business. The European sovereign debt situation continues to influence our overall bank positioning, and we have limited exposures there.

We continue to find attractive opportunities in the ABCP [asset-backed commercial paper] market. The ABCP issuers that we consider appropriate investments must be backed by diversified high-quality financial assets, maintain ample third-party structural support, and have strong management and sponsorship. Old Line Funding and Bryant Park Funding exemplified our strategy in this market.

Do you think that investors will see higher interest rates by the end of 2011?

The Fed has stated its intention to remain accommodative into 2013. Despite weakness in the near-term economic data, we believe that growth should remain positive, and the recovery should be sustainable. We see labor market weakness as temporary and believe gradual increases in employment along with income growth will be key drivers for growth in the coming year.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this fund. Current and future portfolio holdings are subject to risk.

2 Putnam VT Money Market Fund

Your fund’s managers

Portfolio Manager Joanne M. Driscoll is a CFA charterholder. She joined Putnam in 1995 and has been in the investment industry since 1992.

Portfolio Manager Jonathan M. Topper is a Portfolio Analyst at Putnam. He has been in the investment industry since he joined Putnam in 1990.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

Putnam VT Money Market Fund 3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2011, to June 30, 2011. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/11		for the 6 months ended 6/30/11

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$1.09	$1.09	$1.10	$1.10

Ending value
(after expenses)	$1,000.03	$1,000.03	$1,023.70	$1,023.70

Annualized
expense ratio†	0.22%	0.22%	0.22%	0.22%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/11. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

†Reflects a voluntary waiver of certain fund expenses.

4 Putnam VT Money Market Fund

The fund’s portfolio 6/30/11 (Unaudited)

REPURCHASE AGREEMENTS (27.9%)*	Principal amount	Value

Interest in $106,000,000 joint tri-party repurchase
agreement dated June 30, 2011 with BNP
Paribas SA due July 1, 2011 — maturity value
of $6,000,017 for an effective yield of 0.10%
(collateralized by various corporate bonds and
notes with coupon rates ranging from 3.984% to
9.875% and due dates ranging from a bond that
matures on November 30, 2015 to a perpetual
bond that does not have a predetermined maturity
date, valued at $111,300,000)	$6,000,000	$6,000,000

Interest in $300,000,000 joint tri-party repurchase
agreement dated June 30, 2011 with BNP
Paribas SA due July 1, 2011 — maturity value
of $12,000,017 for an effective yield of 0.05%
(collateralized by various Government National
Mortgage Association securities with coupon rates
ranging from 4.50% to 5.00% and due dates ranging
from April 20, 2039 to April 20, 2041, valued
at $306,000,000)	12,000,000	12,000,000

Interest in $400,000,000 joint tri-party repurchase
agreement dated June 30, 2011 with Citigroup
Global Markets, Inc. due July 1, 2011 — maturity
value of $12,000,027 for an effective yield of
0.08% (collateralized by various mortgage-backed
securities with coupon rates ranging from 3.358%
to 6.00% and due dates ranging from February 1,
2025 to April 1, 2041, valued at $408,000,000)	12,000,000	12,000,000

Interest in $136,747,000 joint tri-party repurchase
agreement dated June 30, 2011 with Deutsche
Bank Securities, Inc. due July 1, 2011 — maturity
value of $9,564,013 for an effective yield of
0.05% (collateralized by various Federal National
Mortgage Association securities with coupon rates
ranging from 5.00% to 6.50% and due dates ranging
from January 1, 2039 to April 1, 2041, valued
at $139,481,940)	9,564,000	9,564,000

Interest in $325,000,000 joint tri-party repurchase
agreement dated June 30, 2011 with Goldman
Sachs & Co. due July 1, 2011 — maturity value
of $12,000,010 for an effective yield of 0.03%
(collateralized by various mortgage-backed
securities with coupon rates ranging from 2.21%
to 7.00% and due dates ranging from February 1,
2014 to June 1, 2041, valued at $331,500,000)	12,000,000	12,000,000

Interest in $56,000,000 joint tri-party repurchase
agreement dated June 30, 2011 with JPMorgan
Securities, Inc. due July 1, 2011 — maturity value
of $6,000,020 for an effective yield of 0.12%
(collateralized by various corporate bonds and
notes with coupon rates ranging from 3.75% to
10.00% and due dates ranging from November 15,
2014 to March 15, 2023, valued at $58,804,984)	6,000,000	6,000,000

Interest in $250,000,000 joint tri-party repurchase
agreement dated June 30, 2011 with Merrill
Lynch & Co., Inc. due July 1, 2011 — maturity
value of $12,000,017 for an effective yield of
0.05% (collateralized by various mortgage-backed
securities with coupon rates ranging from 1.999%
to 5.50% and due dates ranging from June 1, 2025
to January 1, 2041, valued at $255,000,001)	12,000,000	12,000,000

Interest in $6,000,000 tri-party term repurchase
agreement dated February 4, 2011 with Merrill
Lynch & Co., Inc. due November 4, 2011, 0.26%
FRN (collateralized by Toyota Motor Credit Co.
corporate bonds and notes with a coupon rate of
4.50% and a due date of June 17, 2020, valued
at $6,300,001) TR	6,000,000	6,000,000

Total repurchase agreements (cost $75,564,000)		$75,564,000

ASSET-BACKED
COMMERCIAL		Maturity	Principal
PAPER (22.4%)*	Yield (%)	date	amount	Value

Alpine Securitization
(Switzerland)	0.130	7/11/11	$3,200,000	$3,199,884

Bryant Park Funding, LLC	0.170	7/20/11	1,700,000	1,699,841

Bryant Park Funding, LLC	0.130	7/12/11	1,089,000	1,088,957

CHARTA, LLC	0.020	7/1/11	2,000,000	2,000,000

CIESCO, LLC	0.070	7/7/11	1,500,000	1,499,983

CIESCO, LLC	0.020	7/1/11	1,500,000	1,500,000

Fairway Finance, LLC (Canada)	0.170	7/13/11	319,000	318,982

Fairway Finance, LLC (Canada)	0.150	7/5/11	1,050,000	1,049,983

Fairway Finance, LLC (Canada)	0.140	8/8/11	2,500,000	2,499,631

Falcon Asset Securitization
Co., LLC	0.130	7/12/11	2,700,000	2,699,893

FCAR Owner Trust I	0.220	7/12/11	4,150,000	4,149,721

Govco, Inc.	0.120	7/8/11	1,300,000	1,299,970

Jupiter Securitization Co., LLC	0.170	9/1/11	800,000	799,766

Jupiter Securitization Co., LLC	0.130	7/13/11	1,300,000	1,299,944

Liberty Street Funding,
LLC (Canada)	0.220	7/18/11	1,250,000	1,249,870

Liberty Street Funding,
LLC (Canada)	0.140	7/27/11	900,000	899,909

Liberty Street Funding,
LLC (Canada)	0.140	7/12/11	1,000,000	999,957

Manhattan Asset Funding
Co., LLC (Japan)	0.230	7/18/11	492,000	491,947

Manhattan Asset Funding
Co., LLC (Japan)	0.210	7/8/11	2,700,000	2,699,890

Northern Pines Funding,
LLC (Germany)	0.230	8/8/11	1,350,000	1,349,672

Northern Pines Funding,
LLC (Germany)	0.210	8/24/11	1,300,000	1,299,591

Old Line Funding Corp.	0.140	7/21/11	1,000,000	999,922

Old Line Funding Corp.	0.130	7/22/11	1,800,000	1,799,864

Starbird Funding Corp.	0.150	7/8/11	834,000	833,976

Straight-A Funding, LLC	0.200	7/8/11	1,400,000	1,399,946

Straight-A Funding, LLC	0.200	7/5/11	1,700,000	1,699,962

Straight-A Funding, LLC	0.180	8/4/11	2,650,000	2,649,550

Straight-A Funding, LLC	0.150	8/16/11	2,500,000	2,499,521

Thunder Bay Funding, Inc.	0.130	7/21/11	1,100,000	1,099,921

Thunder Bay Funding, Inc.	0.130	7/19/11	1,700,000	1,699,890

Variable Funding Capital
Co., LLC	0.150	8/11/11	1,000,000	999,829

Variable Funding Capital
Co., LLC	0.150	8/2/11	500,000	499,933

Variable Funding Capital
Co., LLC	0.120	7/29/11	2,550,000	2,549,762

Victory Receivables Corp.
(Japan)	0.270	8/2/11	2,000,000	1,999,520

Victory Receivables Corp.
(Japan)	0.270	7/19/11	2,060,000	2,059,722

Windmill Funding Corp.
(United Kingdom)	0.140	7/18/11	950,000	949,937

Working Capital Management
Co. (Japan)	0.220	7/5/11	1,400,000	1,399,966

Working Capital Management
Co. (Japan)	0.150	7/1/11	1,400,000	1,400,000

Total asset-backed commercial paper (cost $60,638,612)				$60,638,612

Putnam VT Money Market Fund 5

COMMERCIAL		Maturity	Principal
PAPER (14.4%)*	Yield (%)	date	amount	Value

Bank of Nova Scotia (Canada)	0.240	9/1/11	$1,000,000	$999,587

Barclays Bank, PLC 144A,
Ser. 10-1 (United Kingdom)	0.290	9/9/11	2,700,000	2,698,478

Commonwealth Bank of
Austrailia (Australia)	0.205	10/4/11	1,600,000	1,599,134

Commonwealth Bank of
Austrailia (Australia)	0.185	9/15/11	525,000	524,795

Commonwealth Bank of
Austrailia 144A (Australia)	0.276	6/8/12	2,000,000	2,000,000

DnB NOR Bank ASA
(Norway)	0.275	12/7/11	1,900,000	1,897,692

DnB NOR Bank ASA
(Norway)	0.215	7/6/11	2,200,000	2,199,934

General Electric Capital
Services	0.190	9/21/11	1,450,000	1,449,372

General Electric Capital
Services	0.100	8/30/11	1,470,000	1,469,755

HSBC USA, Inc.
(United Kingdom)	0.170	9/28/11	1,500,000	1,499,370

HSBC USA, Inc.
(United Kingdom)	0.140	8/29/11	1,500,000	1,499,656

Lloyds TSB Bank PLC
(United Kingdom)	0.290	8/31/11	1,800,000	1,799,116

Lloyds TSB Bank PLC
(United Kingdom)	0.210	9/1/11	1,000,000	999,638

Nationwide Building Society
144A (United Kingdom)	0.200	8/2/11	1,500,000	1,499,733

Nordea North America, Inc.
(Sweden)	0.225	10/21/11	4,000,000	3,997,200

Rabobank USA Financial
Corp. (Netherlands)	0.210	9/6/11	2,400,000	2,399,062

Roche Holdings, Inc.
(Switzerland)	0.100	8/10/11	2,200,000	2,199,756

Roche Holdings, Inc.
(Switzerland)	0.100	8/3/11	500,000	499,954

Royal Bank of Scotland
Group PLC (United Kingdom)	0.180	7/18/11	1,430,000	1,429,878

State Street Corp.	0.180	9/9/11	1,580,000	1,579,447

State Street Corp.	0.160	8/9/11	1,550,000	1,549,731

Toronto Dominion Holdings
(USA) 144A (Canada)	0.150	8/15/11	600,000	599,888

Westpac Banking Corp./
NY (Australia)	0.250	9/15/11	1,300,000	1,299,314

Westpac Banking Corp./
NY (Australia)	0.195	9/6/11	1,500,000	1,499,456

Total commercial paper (cost $39,189,946)				$39,189,946

MUNICIPAL BONDS		Maturity		Principal
AND NOTES (10.6%)*	Yield (%)	date	Rating**	amount	Value

California (0.4%)
California Educational
Facilities Authority
Commercial Paper
(Stanford University),
Ser. STAN	0.200	8/19/11	P-1	$1,000,000	$1,000,000

					1,000,000
Connecticut (0.4%)
Yale University
Commercial Paper	0.190	7/20/11	P-1	1,000,000	999,900

					999,900

MUNICIPAL BONDS		Maturity		Principal
AND NOTES (10.6%)* cont.	Yield (%)	date	Rating**	amount	Value

Kentucky (0.8%)
Kentucky Economic
Development Finance
Authority VRDN
(Catholic Health Initiatives),
Ser. C M	0.050	5/1/34	VMIG1	$2,100,000	$2,100,000

					2,100,000
Maryland (1.5%)
Howard County
Commercial Paper	0.160	7/6/11	P-1	500,000	500,000

Johns Hopkins University
Commercial Paper, Ser. A	0.250	8/1/11	P-1	1,475,000	1,475,000

Johns Hopkins University
Commercial Paper, Ser. A	0.240	8/2/11	P-1	1,500,000	1,500,000

Johns Hopkins University
Commercial Paper, Ser. A	0.160	7/6/11	P-1	750,000	750,000

					4,225,000
Massachusetts (0.2%)
Harvard University
Commercial Paper	0.180	10/3/11	P-1	500,000	499,765

					499,765
Michigan (0.4%)
University of Michigan
VRDN (Hospital), Ser. B M	0.050	12/1/37	VMIG1	1,000,000	1,000,000

					1,000,000
New Hampshire (0.2%)
New Hampshire Health &
Education Facilities Authority
VRDN (University of New
Hampshire), Ser. B ∆ M	0.040	7/1/33	VMIG1	495,000	495,000

					495,000
Ohio (0.4%)
Columbus, Sewer VRDN,
Ser. B M	0.050	6/1/32	VMIG1	1,000,000	1,000,000

					1,000,000
Tennessee (0.6%)
Metropolitan Government
Nashville & Davidson
County, Health &
Educational Facilities
Board VRDN (Vanderbilt
University), Ser. A-1 M	0.060	10/1/44	VMIG1	1,750,000	1,750,000

					1,750,000
Texas (3.2%)
Board of Regents of
Texas Technical University
Revenue Financing System
Commercial Paper, Ser. A	0.160	9/8/11	P-1	1,100,000	1,100,000

Denton, Independent
School District VRDN,
Ser. 05-A M	0.090	8/1/35	A-1	5,250,000	5,250,000

Harris County, Health
Facilities Development
Corp. Hospital VRDN
(Texas Childrens
Hospital), Ser. B-1 M	0.100	10/1/29	VMIG1	500,000	500,000

Houston, Independent
School District VRDN
(Schoolhouse), PSFG M	0.130	6/15/31	VMIG1	820,000	820,000

University of Texas
System Board of Regents
Revenue Financing System
Commercial Paper, Ser. A	0.160	9/8/11	P-1	1,000,000	1,000,000

					8,670,000

6 Putnam VT Money Market Fund

MUNICIPAL BONDS		Maturity		Principal
AND NOTES (10.6%)* cont.	Yield (%)	date	Rating**	amount	Value

Virginia (1.4%)
Regents of University
of Virginia Commercial
Paper, Ser. 03-A	0.160	7/5/11	P-1	$1,800,000	$1,800,000

Regents of University
of Virginia Commercial
Paper, Ser. 03-A	0.140	7/5/11	P-1	2,165,000	2,165,000

					3,965,000
Wisconsin (1.1%)
Wisconsin State Health &
Educational Facilities
Authority VRDN
(Wheaton Franciscan
Services), Ser. B
(U.S. Bank NA (LOC)) M	0.060	8/15/33	VMIG1	3,000,000	3,000,000

					3,000,000

Total municipal bonds and notes (cost $28,704,665)					$28,704,665

U.S. GOVERNMENT AGENCY		Maturity	Principal
OBLIGATIONS (7.9%)*	Yield (%)	date	amount	Value

Federal Home Loan Bank
discount notes	0.180	9/12/11	$1,000,000	$999,635

Federal Home Loan Bank
discount notes	0.100	8/24/11	1,700,000	1,699,745

Federal Home Loan Bank
discount notes	0.090	8/26/11	1,500,000	1,499,790

Federal Home Loan Bank
discount notes	0.090	8/3/11	665,000	664,945

Federal Home Loan
Mortgage Corp.
discount notes	0.190	9/19/11	600,000	599,747

Federal Home Loan
Mortgage Corp.
discount notes	0.150	8/3/11	500,000	499,931

Federal Home Loan
Mortgage Corp.
discount notes	0.150	7/27/11	800,000	799,913

Federal Home Loan
Mortgage Corp.
discount notes	0.150	7/6/11	2,780,000	2,779,942

Federal Home Loan
Mortgage Corp.
discount notes	0.100	8/17/11	1,000,000	999,869

Federal Home Loan
Mortgage Corp.
discount notes, Ser. RB	0.180	9/15/11	600,000	599,772

Federal National
Mortgage Association
discount notes	0.150	7/15/11	500,000	499,971

Federal National
Mortgage Association
discount notes	0.143	7/20/11	3,225,000	3,224,757

Federal National
Mortgage Association
discount notes	0.100	8/1/11	560,000	559,952

Federal National
Mortgage Association
discount notes	0.100	7/11/11	200,000	199,994

General Electric Capital
Corp. FDIC guaranteed
notes, FRN, MTN, Ser. G	1.182	12/9/11	1,403,000	1,409,199

U.S. GOVERNMENT AGENCY		Maturity	Principal
OBLIGATIONS (7.9%)* cont.	Yield (%)	date	amount	Value

General Electric Capital
Corp. FDIC guaranteed
notes, MTN, Ser. G [k]	3.000	12/9/11	$1,316,000	$1,331,675

Wells Fargo & Co. FDIC
guaranteed notes [k]	3.000	12/9/11	3,000,000	3,035,485

Total U.S. government agency obligations (cost $21,404,322)				$21,404,322

CERTIFICATES OF	Interest	Maturity	Principal
DEPOSIT (6.0%)*	rate (%)	date	amount	Value

Australia & New Zealand
Banking Group, Ltd.
(Australia)	0.250	11/16/11	$1,110,000	$1,110,000

Australia & New Zealand
Banking Group, Ltd.
(Australia)	0.230	7/7/11	3,000,000	3,000,000

ING Bank NV (Netherlands)	0.220	7/18/11	1,500,000	1,500,000

National Australia Bank/
New York FRN (Australia)	0.220	10/6/11	4,250,000	4,250,000

Nataxis/New York, NY
FRN (France)	0.245	7/1/11	1,440,000	1,440,000

Svenska Handelsbanken/
New York, NY (Sweden)	0.240	7/6/11	300,000	300,006

Toronto-Dominion Bank/NY
(Canada)	0.235	11/10/11	3,500,000	3,500,000

Westpac Banking Corp./
NY (Australia)	0.230	12/9/11	1,250,000	1,249,878

Total certificates of deposit (cost $16,349,884)				$16,349,884

U.S. TREASURY	Interest	Maturity	Principal
OBLIGATIONS (4.5%)*	rate (%)	date	amount	Value

U.S. Treasury Notes	1.125	1/15/12	$6,000,000	$6,026,104

U.S. Treasury Notes	1.000	10/31/11	3,200,000	3,208,080

U.S. Treasury Notes	0.750	11/30/11	3,000,000	3,006,045

Total U.S. treasury obligations (cost $12,240,229)				$12,240,229

SHORT-TERM INVESTMENT FUND (4.4%)*	Shares	Value

Putnam Money Market Liquidity Fund 0.04% [e]	11,986,837	$11,986,837

Total short-term investment fund (cost $11,986,837)		$11,986,837

CORPORATE BONDS	Interest	Maturity	Principal
AND NOTES (2.7%)*	rate (%)	date	amount	Value

Royal Bank of Canada 144A
sr. unsec. notes FRN (Canada) M	0.647	5/15/14	$3,925,000	$3,925,646

Svenska Handelsbanken/
New York, NY 144A FRN
(Sweden) M	0.292	6/8/17	3,500,000	3,500,000

Total corporate bonds and notes (cost $7,425,646)				$7,425,646

Total investments (cost $273,504,141)			$273,504,141

Key to holding’s abbreviations
FDIC Guaranteed	Federal Deposit Insurance Corp. Guaranteed
FRN	Floating Rate Notes
LOC	Letter of Credit
MTN	Medium Term Notes
PSFG	Permanent School Fund Guaranteed
VRDN	Variable Rate Demand Notes

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2011 through June 30, 2011 (the reporting period).

* Percentages indicated are based on net assets of $271,231,643.

Putnam VT Money Market Fund 7

**The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at the close of the reporting period and does not reflect any subsequent changes. Security ratings are defined in the Statement of Additional Information.

∆ Forward commitment, in part, or in entirety (Note 1).

e See Note 5 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

k The rates shown are the current interest rates at the close of the reporting period.

M The security’s effective maturity date is less than one year.

TR Maturity value of a term repurchase agreement will equal the principal amount of the repurchase agreement plus interest.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on FRN and VRDN are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period (as a percentage of Portfolio Value):

United States	70.4%	Switzerland	2.2%

Australia	6.0	Norway	1.5

Canada	5.9	Netherlands	1.4

United Kingdom	4.5	Germany	1.0

Japan	3.7	France	0.5

Sweden	2.9	Total	100.0%

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed commercial paper	$—	$60,638,612	$—

Certificates of deposit	—	16,349,884	—

Commercial paper	—	39,189,946	—

Corporate bonds and notes	—	7,425,646	—

Municipal bonds and notes	—	28,704,665	—

Repurchase agreements	—	75,564,000	—

U.S. Government agency obligations	—	21,404,322	—

U.S. Treasury obligations	—	12,240,229	—

Short-term investment fund	11,986,837	—	—

Totals by level	$11,986,837	$261,517,304	$—

The accompanying notes are an integral part of these financial statements.

8 Putnam VT Money Market Fund

Statement of assets and liabilities
6/30/11 (Unaudited)

Assets

Investment in securities, at value (Note 1):

Unaffiliated issuers (at amortized cost)	$185,953,304

Affiliated issuers (identified cost $11,986,837) (Note 5)	11,986,837

Repurchase agreements (identified cost $75,564,000)	75,564,000

Cash	1,608

Interest and other receivables	86,473

Receivable for shares of the fund sold	21,015

Receivable for sales of delayed delivery securities (Note 1)	5,000

Receivable from Manager (Note 2)	34,599

Total assets	273,652,836

Liabilities

Distributions payable to shareholders	2

Payable for investments purchased	1,599,134

Payable for shares of the fund repurchased	618,683

Payable for investor servicing fees (Note 2)	22,613

Payable for custodian fees (Note 2)	15,064

Payable for Trustee compensation and expenses (Note 2)	88,478

Payable for administrative services (Note 2)	1,404

Payable for distribution fees (Note 2)	30,072

Other accrued expenses	45,743

Total liabilities	2,421,193

Net assets	$271,231,643

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$271,494,264

Accumulated net realized loss on investments (Note 1)	(262,621)

Total — Representing net assets applicable
to capital shares outstanding	$271,231,643

Computation of net asset value Class IA

Net assets	$126,537,779

Number of shares outstanding	126,674,958

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$1.00

Computation of net asset value Class IB

Net assets	$144,693,864

Number of shares outstanding	144,840,676

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$1.00

Statement of operations
Six months ended 6/30/11 (Unaudited)

Investment income

Interest (including interest income of $6,043 from investments in
affiliated issuers) (Note 5)	$330,722

Expenses

Compensation of Manager (Note 2)	406,014

Investor servicing fees (Note 2)	141,794

Custodian fees (Note 2)	15,274

Trustee compensation and expenses (Note 2)	10,365

Administrative services (Note 2)	4,459

Distribution fees — Class IB (Note 2)	191,713

Other	61,215

Fees waived and reimbursed by Manager (Note 2)	(517,683)

Total expenses	313,151

Expense reduction (Note 2)	(57)

Net expenses	313,094

Net investment income	17,628

Net realized gain on investments (Notes 1 and 3)	8,680

Net gain on investments	8,680

Net increase in net assets resulting from operations	$26,308

The accompanying notes are an integral part of these financial statements.

Putnam VT Money Market Fund 9

Statement of changes in net assets

	Six months ended	Year ended
	6/30/11*	12/31/10

Decrease in net assets

Operations:

Net investment income	$17,628	$95,006

Net realized gain (loss) on investments	8,680	(134,480)

Net increase (decrease) in net assets
resulting from operations	26,308	(39,474)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(8,005)	(60,691)

Class IB	(9,623)	(67,651)

Decrease from capital share transactions
(Note 4)	(31,335,770)	(68,006,751)

Total decrease in net assets	(31,327,090)	(68,174,567)

Net assets:

Beginning of period	302,558,733	370,733,300

End of period	$271,231,643	$302,558,733

* Unaudited.

The accompanying notes are an integral part of these financial statements.

10 Putnam VT Money Market Fund

Financial highlights (For a common share outstanding throughout the period)

					LESS				RATIOS AND
INVESTMENT OPERATIONS:					DISTRIBUTIONS:				SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)	Net realized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[a,b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[a,c]	Ratio of net investment income (loss) to average net assets (%)

Class IA

6/30/11†	$1.00	.0001	—[g]	.0001	(.0001)	(.0001)	$1.00	—*d	$126,538	.11*	.01*

12/31/10	1.00	.0003	(.0004)	(.0001)	(.0004)	(.0004)	1.00	.03	138,561	.26 [e]	.03[e]

12/31/09	1.00	.0036	—[g]	.0036	(.0035)	(.0035)	1.00	.35	178,927	.47[e,f]	.39 [e,f]

12/31/08	1.00	.0279	(.0003)	.0276	(.0279)	(.0279)	1.00	2.83	251,780	.47[f]	2.78[f]

12/31/07	1.00	.0492	—[g]	.0492	(.0492)	(.0492)	1.00	5.05	219,558	.46[f]	4.92[f]

12/31/06	1.00	.0455	—	.0455	(.0455)	(.0455)	1.00	4.66	205,133	.52[f]	4.56 [f]

Class IB

6/30/11†	$1.00	.0001	—[g]	.0001	(.0001)	(.0001)	$1.00	—*d	$144,694	.11*	.01*

12/31/10	1.00	.0003	(.0004)	(.0001)	(.0004)	(.0004)	1.00	.03	163,998	.26 [e]	.03[e]

12/31/09	1.00	.0022	—[g]	.0022	(.0021)	(.0021)	1.00	.21	191,806	.62[e,f]	.24 [e,f]

12/31/08	1.00	.0254	(.0003)	.0251	(.0254)	(.0254)	1.00	2.57	220,510	.72[f]	2.54[f]

12/31/07	1.00	.0467	—[g]	.0467	(.0467)	(.0467)	1.00	4.79	206,134	.71[f]	4.67[f]

12/31/06	1.00	.0430	—	.0430	(.0430)	(.0430)	1.00	4.39	194,620	.77[f]	4.34 [f]

* Not annualized.

† Unaudited.

a The charges and expenses at the insurance company separate account level are not reflected.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements (Note 2).

d Amount represents less than 0.01%.

e Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields of the fund. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	6/30/11	12/31/10	12/31/09

Class IA	0.12%	0.19%	0.07%

Class IB	0.24	0.44	0.17

f Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

12/31/09	0.04%

12/31/08	0.08

12/31/07	0.09

12/31/06	0.05

g Amount represents less than $0.0001 per share.

The accompanying notes are an integral part of these financial statements.

Putnam VT Money Market Fund 11

Notes to financial statements 6/30/11 (Unaudited)

Note 1 — Significant accounting policies

Putnam VT Money Market Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek to provide as high a rate of current income as Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes is consistent with preservation of capital and maintenance of liquidity by investing in a diversified portfolio of high-quality short-term money market instruments.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

Investment income, realized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from January 1, 2011 through June 30, 2011.

A) Security valuation The valuation of the fund’s portfolio instruments is determined by means of the amortized cost method (which approximates market value) as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity and is generally categorized as a Level 2 security.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity. Gains or losses on securities sold are determined on the identified cost basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

F) Line of credit The fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At December 31, 2010, the fund had a capital loss carryover of $271,301 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$15,820	12/31/15

121,001	12/31/16

134,480	12/31/18

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a financial reporting and tax basis is the same.

H) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are paid at least annually. The amount and character of income and gains to be distributed

12 Putnam VT Money Market Fund

are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

I) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

J) Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 36.9% of the fund is owned by accounts of one group of insurance companies.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.440%	of the first $5 billion,
0.390%	of the next $5 billion,
0.340%	of the next $10 billion,
0.290%	of the next $10 billion,
0.240%	of the next $50 billion,
0.220%	of the next $50 billion,
0.210%	of the next $100 billion,
0.205%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses in order to enhance the annualized net yield for the fund. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management waived $517,683 as a result of this waiver, which includes $191,713 of class IB specific distribution fees from the fund.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $57 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $160, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares.

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $8,999,137,590 and $9,029,091,170, respectively.

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Six months ended 6/30/11		Year ended 12/31/10		Six months ended 6/30/11		Year ended 12/31/10

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	18,884,891	$18,884,891	42,519,546	$42,519,546	20,431,293	$20,431,293	54,338,124	$54,338,124

Shares issued in connection with
reinvestment of distributions	8,005	8,005	60,691	60,691	9,623	9,623	67,651	67,651

	18,892,896	18,892,896	42,580,237	42,580,237	20,440,916	20,440,916	54,405,775	54,405,775

Shares repurchased	(30,919,896)	(30,919,896)	(82,865,662)	(82,865,662)	(39,749,686)	(39,749,686)	(82,127,101)	(82,127,101)

Net decrease	(12,027,000)	$(12,027,000)	(40,285,425)	$(40,285,425)	(19,308,770)	$(19,308,770)	(27,721,326)	$(27,721,326)

Putnam VT Money Market Fund 13

Note 5 — Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $6,043 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $56,262,656 and $44,275,819, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6 — Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

14 Putnam VT Money Market Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. Over the course of several months ending in June 2011, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees on a number of occasions. At the Trustees’ June 17, 2011 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2011. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds have new management contracts, with new fee schedules reflecting the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for a little over a year — since January or, for a few funds, February, 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Because these management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. Under its new management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for

Putnam VT Money Market Fund 15

effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 2nd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2010 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2010 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which met on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during the 2009–2010 period and Putnam Management’s ongoing efforts to strengthen its investment personnel and processes. The Committee also noted the disappointing investment performance of some funds for periods ended December 31, 2010 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class IA share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper VP (Underlying Funds) — Money Market Funds) for the one-year, three-year and five-year periods ended December 31, 2010 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	Three-year period	Five-year period

2nd	1st	1st

Over the one-year, three-year and five-year periods ended December 31, 2010, there were 102, 99 and 96 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends

16 Putnam VT Money Market Fund

in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Putnam VT Money Market Fund 17

This page intentionally left blank.

18 Putnam VT Money Market Fund

This page intentionally left blank.

Putnam VT Money Market Fund 19

This page intentionally left blank.

20 Putnam VT Money Market Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Ravi Akhoury
Boston, MA 02109	P.O. Box 8383	Barbara M. Baumann
	Boston, MA 02266-8383	Charles B. Curtis
Investment Sub-Manager	1-800-225-1581	Robert J. Darretta
Putnam Investments Limited		John A. Hill
57–59 St James’s Street	Custodian	Paul L. Joskow
London, England SW1A 1LD	State Street Bank and Trust Company	Kenneth R. Leibler
Robert E. Patterson
Marketing Services	Legal Counsel	George Putnam, III
Putnam Retail Management	Ropes & Gray LLP	Robert L. Reynolds
One Post Office Square		W. Thomas Stephens
Boston, MA 02109

Putnam VT Money Market Fund 21

This report has been prepared for the shareholders	H517
of Putnam VT Money Market Fund.	268668 8/11

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 26, 2011

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 26, 2011